Exhibit 99.1

Vimeo Monthly Metrics

February 14, 2022

Our monthly metrics are provided below as part of our continued commitment to investor transparency. We think of our market in decades not years, and will continue to prioritize long term value creation over short term results.

Monthly Year-over-Year Growth Trends through January (a):

	Y/Y Growth
	1Q21			2Q21			3Q21			4Q21			1Q22
	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	Jan	Feb	Mar
Total Revenue	57%	54%	60%	46%	42%	41%	35%	33%	33%	29%	26%	24%	23%
Subscribers	25%	26%	25%	21%	18%	17%	16%	15%	14%	12%	11%	11%	10%
Avg. Revenue per User (“ARPU”)	26%	27%	27%	19%	18%	19%	15%	15%	16%	14%	12%	12%	12%

(a) As of the date of this document, the Company has not yet completed its financial close process for January 2022. As a result, the information herein for January 2022 is preliminary and based upon information available to the Company as of the date of this document. During the course of the financial close process, the Company may identify items that would require it to make adjustments, which may impact growth rates and be material to the information presented above.

Cautionary Statement Regarding Forward-Looking Information

This document may contain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. The use of words such as "anticipates," "estimates," "expects," "plans" and "believes," among others, generally identify forward-looking statements. These forward-looking statements include, among others, statements relating to: Vimeo’s future financial performance, business prospects and strategy, anticipated trends and prospects in the industry in which Vimeo operates and other similar matters. Actual results could differ materially from those contained in these forward-looking statements for a variety of reasons, including, among others: the risks inherent in Vimeo’s separation from IAC, the risks that the anticipated benefits from the separation from IAC will not be realized, changes in the regulatory landscape, in particular, changes in laws that might increase the liability of online intermediaries for user-generated content, reputational damage caused by problematic user content or our decisions to remove (or not remove) it; changes in policies implemented by third party platforms upon which we rely for traffic and distribution of mobile apps, increased competition in the online video category, our ability to convert visitors into uploaders and uploaders into paying subscribers, our ability to retain paying subscribers by maintaining and improving our value proposition, our ability to provide video storage and streaming in a cost-effective manner, our ability to successfully scale our enterprise business, our ability to protect sensitive date from unauthorized access, the integrity, quality, scalability and redundancy of our systems, technology and infrastructure (and those of third parties with whom we do business), our ability to operate in (and expand into additional) international markets successfully, our ability to adequately protect our intellectual property rights and not infringe the intellectual property rights of third parties and the possibility that our historical consolidated, foreign exchange currency rate fluctuations, the impact of the COVID-19 outbreak on our business, adverse changes in economic conditions and combined results may not be indicative of our future results. Certain of these and other risks and uncertainties are discussed in Vimeo’s filings with the Securities and Exchange Commission. Other unknown or unpredictable factors that could also adversely affect Vimeo’s business, financial condition and results of operations may arise from time to time. In light of these risks and uncertainties, these forward-looking statements may not prove to be accurate. Accordingly, you should not place undue reliance on these forward-looking statements, which only reflect the views of Vimeo’s management as of the date of this communication. Vimeo does not undertake to update these forward-looking statements.